UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 31, 1997


                          Micro-Integration Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                         0000-23710         06-1204847
 (State or other juridiction of           (Commission            (IRS
Employer incorporation or organization)      File           Identification No.)
                                            Number)


   One Science Park, Frostburg, Maryland                      21532
  (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (301) 689-0800

Item 2.  Acquisition or Disposition of Assets.

(a) On March 31, 1997, Micro-Integration Corporation, a Delaware corporation ("MI") completed the sale of 80% of its interest in Micro-Integration Corporation PLC an English Public Limited Company ("MI PLC"), a wholly-owned subsidiary of MI. MI agreed to sell, convey, transfer, assign and deliver to Mr. Gabor Weiner ("Weiner"), MI PLC's former Managing Director, and Weiner agreed to purchase from MI, eighty percent (80%) of MI PLC's Common Stock. As consideration for the transfer of the MI PLC Common Stock to Weiner, Weiner agreed to transfer to MI 20,000 (twenty-thousand) shares of MI Common Stock, par value $0.01 per share. On the closing date, the inter-company debt owed MI by MI PLC was restructured into a $70,000 short term note and a $356,000 five-year note. Additionally, at closing MI granted PCL a sixty-day $75,000 commercial line of credit. The Purchase Agreement described is attached hereto as Exhibit 2.

     Pro forma financial information concerning the effects of the consummation of the sale is set forth under Item 7(b).

Item 7.  Financial Statements and Exhibits

(b)      Pro forma financial information.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The pro forma condensed consolidated statements of operations for the nine month period ended December 31, 1996 and the year ended March 31, 1996, give effect to current assumptions relating to the sale of 80% of MI's interest in MI PLC as if the sale of had occurred on April 1, 1995. The pro forma consolidated statements of operations do not reflect the loss related to the disposition of MI PLC. The pro forma condensed consolidated statement of financial position gives effect to the current assumptions relating to the above transaction assuming they occurred on December 31, 1996.

The pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, the financial statements in MI's Annual Report on form 10-KSB for the year ended March 31, 1996 and Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 1996. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have occurred had the transaction described above been consummated on the date assumed: nor is the pro forma information intended to be indicative of MI's future results of operations or financial position.

                 MICRO-INTEGRATION CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                                   (Unaudited)


                                                       Micro-Integration    Micro-Integration    Pro Forma               Pro
                                                        Corp and Sub (A)       PLC (B)          Adjustments             Forma
                                                        ----------------       -------          -----------             -----
ASSETS

    TOTAL CURRENT ASSETS                                   3,985,457          (861,490)              70,000(C)         3,193,967
                                                         -----------       -----------          -----------          -----------

PROPERTY, PLANT AND EQUIPMENT                              3,736,192          (461,011)                --              3,275,181
    Less accumulated depreciation                         (1,435,943)          358,297                 --             (1,077,646)
                                                         -----------       -----------          -----------          -----------
                                                           2,300,249          (102,714)                --              2,197,535

CASH SURRENDER VALUE OF LIFE INSURANCE
    AND OTHER NON-CURRENT ASSETS                             183,980              --                356,000(D)           539,980

INVESTMENT IN AFFILIATE                                         --                --                 50,739(E)            50,739

INTANGIBLE ASSETS, NET OF AMORTIZATION                       682,555              --                (23,960)(F)          658,595
                                                         -----------       -----------          -----------          -----------
                                                         $ 7,152,241       $  (964,204)         $   452,779          $ 6,640,816
                                                         ===========       ===========          ===========          ===========


LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Demand notes payable                                   $   377,500       $      --            $      --            $   377,500
  Current portion of long-term debt and
    capital lease obligations                                347,425           (35,375)                --                312,050
  Accounts payable                                           677,552          (166,257)                --                511,295
  Intercompany payable                                                        (610,203)             610,203(G)              --
  Accrued expenses                                           199,211           (57,216)                --                141,995
  Income tax payable                                           2,804            (2,804)                --                   --
                                                         -----------       -----------          -----------          -----------
       TOTAL CURRENT LIABILITIES                           1,604,492          (871,855)             610,203            1,342,840
                                                         -----------       -----------          -----------          -----------

LONG-TERM DEBT, less current portion                       1,296,594              --                   --              1,296,594

CAPITAL LEASE OBLIGATIONS,
    less current portion                                      22,855           (22,855)                --                   --

DEFERRED INCOME TAXES                                         42,985              --                   --                 42,985

STOCKHOLDER'S EQUITY
  Common stock                                                26,279          (931,307)             931,307(H)            26,279
  Additional  capital                                      5,603,263              --                   --              5,603,263
  Retained (deficit) earnings                               (931,999)          719,760              (87,621)(H)       (1,257,980)
                                                                                                 (1,008,859)(I)
                                                                                                     50,739 (E)
    Foreign currency translation                            (131,563)          142,053              (10,490)(J)             --
                                                         -----------       -----------          -----------          -----------
                                                           4,565,980           (69,494)            (124,924)           4,371,562
  Less deferred compensation                                 (24,771)             --                   --                (24,771)
  Less Treasury stock                                       (355,894)             --                (32,500)            (388,394)
                                                         -----------       -----------          -----------          -----------
                                                           4,185,315           (69,494)            (157,424)           3,958,397

                                                         $ 7,152,241       $  (964,204)         $   452,779          $ 6,640,816
                                                         ===========       ===========          ===========          ===========

      See Notes to Pro Forma condensed Consolidated Financial Statements.

                          MICRO-INTEGRATION CORPORATION

                        NOTES TO PRO FORMA BALANCE SHEET


(A) Historical balance sheet of Micro-Integration Corporation ("MI"), as of December 31, 1996.

(B) Reflects the elimination of the historical balance sheet of Micro-Integration Corporation PLC ("MI PLC") as of December 31, 1996.

(C) Reflects the addition by MI of current portion of receivable relating to sale of MI PLC.

(D) Reflects the addition by MI of non-current receivable relating to the sale of MI PLC.

(E)  Reflects the 20% minority interest in MI PLC after the sale.

(F)  Reflects the elimination of MI PLC goodwill from MI.

(G)  Reflects the elimination of intercompany payable.

(H)  Reflects the elimination of MI PLC equity.

(I)  Reflects the loss on sale of MI PLC.

(J)  Reflects the elimination of foreign currency translation.

                    MICRO-INTEGRATION CORP. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1996
                                   (Unaudited)



                                                        Micro-Integration    Micro-Integration      Pro Forma               Pro
                                                         Corp and Sub (A)         PLC (B)          Adjustments             Forma
                                                         ----------------         -------          -----------             -----
REVENUE

  Product Sales                                             $ 7,320,540        $(2,154,778)       $    43,217(C)        $ 5,208,979
  License Revenue                                               463,476               --              200,147(C)            663,623
  Service & Contracts                                              --                 --                 --                    --
                                                            -----------        -----------        -----------           -----------
      TOTAL REVENUE                                           7,784,016         (2,154,778)           243,364             5,872,602

  Cost of goods sold                                          2,471,761           (886,337)           243,364             1,828,788
                                                            -----------        -----------        -----------           -----------
      GROSS PROFIT                                            5,312,255         (1,268,441)              --               4,043,814

OPERATING EXPENSES
  Selling, general and administrative                         5,649,981         (1,622,072)           (11,945)(D)         4,015,964
  Depreciation and amortization expense                         454,955           (100,210)              --                 354,745
                                                            -----------        -----------        -----------           -----------
                                                              6,104,936         (1,722,282)           (11,945)            4,370,709

      OPERATING (LOSS) INCOME                                  (792,681)          (453,841)            11,945              (326,895)


OTHER INCOME (EXPENSE)
  Interest (expense) income                                    (111,533)            14,875               --                 (96,658)
  Other income                                                   68,796             49,802               --                 118,598
  Inter-company interest income                                    --                 --              (44,467)(D)           (44,467)
                                                            -----------        -----------        -----------           -----------
                                                                (42,737)            64,677            (44,467)              (22,527)
                                                            -----------        -----------        -----------           -----------

     Loss before income taxes                                  (835,418)          (518,518)           (32,522)             (349,422)

     Income tax benefit                                         (34,169)           (23,084)            23,084(D)            (34,169)
                                                            -----------        -----------        -----------           -----------

         NET (LOSS) INCOME                                  $  (801,249)       $   541,602        $   (55,606)          $  (315,253)
                                                            ===========        ===========        ===========           ===========


EARNINGS PER SHARE                                          ($     0.33)       $      0.22        ($     0.02)          ($     0.13)
                                                            ===========        ===========        ===========           ===========


Weighted average number of common shares
 outstanding and common stock equivalents                     2,413,555          2,413,555          2,393,555             2,393,555
                                                            ===========        ===========        ===========           ===========

      See Notes to Pro Forma Condensed Consolidated Financial Statements.

                          MICRO-INTEGRATION CORPORATION

                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS

                        For the Year Ended March 31, 1996


(A) Historical statement of operations of Micro-Integration Corporation ("MI"). for the year ended March 31, 1996.

(B) Reflects the elimination of the historical statement of operations of Micro-Integration Corporation PLC ("MI PLC") for the year ended March 31, 1996.

(C) Reflects the reversal of the elimination of inter-company product sales and license revenue.

(D)  Reflects the elimination of inter-company adjustments and interest income.

                    MICRO-INTEGRATION CORP. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED DECEMBER 31, 1996
                                   (Unaudited)

                                                        Micro-Integration    Micro-Integration      Pro Forma              Pro
                                                         Corp and Sub (A)         PLC (B)          Adjustments            Forma
                                                         ----------------         -------          -----------            -----
REVENUE

  Product Sales                                             $ 5,498,175        $(1,065,969)       $    36,443(C)        $ 4,468,649
  License Revenue                                               134,651               --               97,791(C)            232,442
  Service & Contracts                                            18,812               --                 --                  18,812
                                                            -----------        -----------        -----------           -----------
      TOTAL REVENUE                                           5,651,638         (1,065,969)           134,234             4,719,903

  Cost of goods sold                                          2,507,021           (483,598)           134,234             2,157,657
                                                            -----------        -----------        -----------           -----------
      GROSS PROFIT                                            3,144,617           (582,371)              --               2,562,246

OPERATING EXPENSES
  Selling, general and administrative                         3,585,988           (754,183)              --               2,831,805
  Depreciation and amortization expense                         335,498            (66,124)              --                 269,374
                                                            -----------        -----------        -----------           -----------
                                                              3,921,486           (820,307)              --               3,101,179

      OPERATING (LOSS) INCOME                                  (776,869)           237,936               --                (538,933)


OTHER INCOME (EXPENSE)
  Interest (expense) income                                     (82,620)             5,857               --                 (76,763)
  Other income (expense)                                         72,607            (13,168)              --                  59,439
                                                            -----------        -----------        -----------           -----------
                                                                (10,013)            (7,311)              --                 (17,324)
                                                            -----------        -----------        -----------           -----------

     (Loss) income before income taxes                         (786,882)           230,625               --                (556,257)

     Income tax expense (benefit)                                31,955            (17,490)              --                  14,465
                                                            -----------        -----------        -----------           -----------

         NET (LOSS) INCOME                                  $  (818,837)       $   248,115        $      --             $  (570,722)
                                                            ===========        ===========        ===========           ===========


EARNINGS PER SHARE                                          ($     0.34)       $      0.10        $      0.00           ($     0.24)
                                                            ===========        ===========        ===========           ===========


Weighted average number of common shares
 outstanding and common stock equivalents                     2,409,500          2,409,500          2,389,500             2,389,500
                                                            ===========        ===========        ===========           ===========



      See Notes to Pro Forma condensed consolidated financial Statements.

                          MICRO-INTEGRATION CORPORATION

                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS

                   For the Nine Months Ended December 31, 1996


(A) Historical statement of operations of Micro-Integration Corporation ("MI"). for the nine months ended December 31, 1996.

(B) Reflects the elimination of the historical statement of operations of Micro-Integration Corporation PLC ("MI PLC") for the nine months ended December 31, 1996.

(C) Reflects the reversal of the elimination of inter-company product sales and license revenue.

(c)  Exhibits

     Exhibit No.       Description

        2              Purchase Agreement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Micro-Integration Corporation


Date:                                 By:/s/  John A. Parsons
     --------------------                -------------------------
                                         John A. Parsons
                                         President, Chairman of the Board,
                                         and Chief Executive Officer